UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 7, 2023

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203

Delray Beach, FL 33484

(Address of principal executive offices, including zip code)

(888) 424-3646

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $115.00 per share	UPH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

UpHealth, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Current Report”) to provide certain pro forma financial information giving effect to the Transaction (as defined below), as set forth in Item 9.01 below.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2023 (the “February 27 Current Report”), on February 26, 2023, UpHealth Holdings, Inc., a Delaware corporation (“UpHealth Holdings”) and a wholly-owned subsidiary of the Company, agreed to sell 100% of the outstanding capital stock of UpHealth Holdings’ wholly-owned subsidiary, Innovations Group, Inc., a Utah corporation (“IGI” and, together with each of IGI’s wholly-owned subsidiaries, the “Group Companies”), to Belmar MidCo, Inc., a Delaware corporation (“Buyer”) and a wholly-owned subsidiary of Belmar Holdings, Inc., a Delaware corporation, a portfolio company of Webster Capital IV, L.P., a Delaware limited partnership, pursuant to a stock purchase agreement (the “Stock Purchase Agreement”), dated February 26, 2023, by and among the Company, UpHealth Holdings, IGI and Buyer (the sale of the capital stock of IGI contemplated by the Stock Purchase Agreement, the “Transaction”). The Transaction is expected to close in the second quarter of 2023, subject to the completion of required regulatory filings as described in the February 27 Current Report.

Included as Exhibit 99.1 to this Current Report is the unaudited pro forma condensed balance sheet of the Company as of December 31, 2022, the unaudited pro forma condensed statement of operations for the year ended December 31, 2022, and the notes related thereto (the “Unaudited Pro Forma Condensed Financial Information”), all giving pro forma effect to the Transaction, with the unaudited pro forma condensed balance sheet giving effect to the Transaction as if it had occurred on December 31, 2022, and the unaudited pro forma condensed statement of operations giving effect to the Transaction as if it had occurred on January 1, 2022.

The Unaudited Pro Forma Condensed Financial Information included in this Current Report has been presented for informational purposes only. It does not purport to represent the actual balance sheet that the Company would have achieved had the Transaction occurred on December 31, 2022, nor does it purport to represent the actual results of operations that the Company would have achieved had the Transaction occurred on January 1, 2022, and is not intended to project the future balance sheet or results of operations that the Company may achieve as a result of the Transaction.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the closing, including its timing, of the Transaction, the use of proceeds of the Transaction, and UpHealth’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding its future business plans. Any statements contained herein that are not statements of historical fact may be deemed to be forward looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of UpHealth in light of their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the closing conditions for the Transaction not being satisfied, the ability of the parties to close the Transaction on the expected closing date or at all, the ability of UpHealth to service or otherwise pay its debt obligations, the mix of services utilized by UpHealth’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of UpHealth to expand what it does for existing customers as well as to add new customers, that UpHealth will have sufficient capital to operate as anticipated and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as government responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, may have on UpHealth’s operations, the demand for UpHealth’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Financial Information of UpHealth, Inc. for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2023

By:	/s/ Samuel J. Meckey
Name:	Samuel J. Meckey
Title:	Chief Executive Officer